Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Supplement dated August 25, 2025 to the variable annuity prospectus dated May 1, 2025 and updating summary prospectus dated April 30, 2025
This contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the contract was sold. These marketing names include: Personal Retirement Manager B Share Series III, Personal Retirement Manager C Share Series IV, Personal Retirement Manager L Share Series III, Personal Retirement Manager I Share Series III, and Huntington Personal Retirement Manager B Share Series III.
The following supplements and amends the above mentioned variable annuity prospectus and updating summary prospectus. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your variable annuity prospectus and updating summary prospectus.
In Appendix A - Funds Available Under the Contract: the following fund fees are updated:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Balanced Hedged Allocation Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.95%*
Hartford International Opportunities HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	1.02%
PIMCO All Asset Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC Subadviser: Research Affiliates	2.37%*

HV-8165